Santander BanCorp (NYSE: SBP, Latibex: XSBP) Investor Presentation 3rd Quarter 2006 San Juan, Puerto Rico December 4, 2006

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Santander BanCorp that are subject to various risk factors which could cause actual results to differ materially from such operations or estimates. Such factors include, but are not limited, to the possibility that adverse general market, macro-economic, governmental, legislative and regulatory conditions could develop, an adverse interest rate environment, competitive pressures, technological developments or other key factors associated to our customers or business. These statements are based on our current expectations and are subject to uncertainty and changes in circumstances due to a variety of factors. More information about those factors and Santander BanCorp may be obtained in the company's filings with the U.S. Securities and Exchange Commission. Santander BanCorp is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward looking statements whether as a result of new information, future events or otherwise. Forward Looking Statements

Agenda Introduction Business Highlights Financial Performance Conclusions

2nd: client deposits, branches, broker-dealer, mutual funds and consumer finance. + 500,000 clients $13.0 billion in Customer Financial Assets $9.2 billion in total assets $6.7 billion in gross loans $5.3 billion in deposits $576 million in equity $841 million in market cap (as of Nov-30-06) "A1" Moody's(1), "A" S&P, "AA-" Fitch 2004, 2005 and 2006 Bank of the Year in PR by The Banker 2003, 2004 and 2006 Best Internet Bank Award by Global Finance (1) Bank rating only. Franchise in Puerto Rico Santander BanCorp headquarters in San Juan, P.R.

1976 1978 1990 1994 1996 2003 2006 East 30 328 3580 4505 5271 7367 9178 1976 1978 1990 1994 1996 2003 2006 Key Historical Dates and Asset Growth ($ in millions) 30 year presence in Puerto Rico Initial Investment in First National Bank of P.R. Acquisition Banco Credito Ahorro Ponceno Acquisition Caguas Federal Savings Bank Merger with Santander National Bank Acquisition Banco Central Hispano Acquisition Santander Securities Acquisition Island Finance 1998 Listing In NYSE 2000 Retirement of 20-yr tenured CEO 2003 New Mgnt. Team * * Assets as of Sep-30-06.

Economic fundamentals: P.R. is a diversified regional economy of the U.S. Potential to increase penetration of financial services. Challenging Banking Environment in the Short-term: Slowdown of the local economy Flat / inverted yield curve Strong competition Sustainability of business models Puerto Rico 2003 2004 2005 2006 e PNB Real 0.021 0.028 0.02 0.012 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 0 1 2 3 4 5 % Var. EE.UU. 0.0133 0.0154 0.0408 0.0663 0.0234 -0.0165 0.0389 0.0418 0.0527 0.0526 0.0109 0.0073 0.0044 0.0012 0.0745 0.0512 0.0408 0.0294 0.0412 0.0388 0.029 0.0017 0.0164 0.0339 0.0311 0.0348 0.0272 0.0431 0.044 0.0422 0.0452 0.0204 0.0072 0.0185 0.0389 0.033 % Var. P.R. 0.081 0.061 0.051 0.051 0.013 -0.019 0.022 0.039 0.044 0.054 0.015 0.01 -0.026 -0.026 0.038 0.031 0.035 0.042 0.044 0.039 0.025 0.009 0.008 0.033 0.025 0.034 0.033 0.034 0.032 0.041 0.03 0.015 -0.003 0.021 0.028 0.02 P.R. is a Regional Economy of the U.S. P.R. Growth* U.S Growth* Slowdown of the P.R. Economy * Historical U.S. growth adjusted to match Puerto Rico fiscal years ended June 30th. U.S. growth based on real GDP while P.R. growth based on real GNP. Puerto Rico's 2006 projection corresponds to base scenario. Sources: P.R. Planning Board and Bureau of Economic Analysis.

7

Ownership and Corporate Structure


Santander
91 %
Santander BanCorp
Holding Company
NYSE: SBP; Latibex:XSBP
RETAIL BANKING
MORTGAGE BANKING
WEALTH MANAGEMENT
INSURANCE
CONSUMER FINANCE
Banco Santander
Commercial Bank
Santander Securities
Broker-Dealer
Santander Insurance
Agency
Island Insurance
Reinsurance
Santander Financial
Island Finance
Santander Int. Bank
Int'l. Bank
Santander Mortgage
Mortgage Bank
Santander Asset Mgnt.
Mutual Funds

Santander

Santander: A well-positioned franchise versus peers in all significant businesses in Puerto Rico Source: P.R. Commissioner of Financial Institutions. (1) Total Business Volume = total loans (including consumer finance) + client deposits + mutual funds gross assets. (2) Excludes brokered CDs. (3) Includes retail assets under management at broker-dealers plus mutual fund gross assets. (4) Consumer loans = consumer loans at commercial banks (excluding auto loans) + loans at consumer finance institutions. (5) Mortgage production for the three month period ended Sep-30-06. Ranking is based on market estimates. (6) Based on insurance and reinsurance commissions for 3Q06 reported on FR Y-9C reports to the FED. d.c. = does not compete. n.a. = not available.

Experienced Management Team Management Team Title Years of Experience Years with SBP Jose R. Gonzalez President & CEO 23 10 Carlos M. Garcia Senior Executive VP & COO 13 9 Fernando Cloppet Executive VP Retail Banking 18 <1 Maria Calero Executive VP Finance & Adm. 25 17 Roberto Cordova Executive VP Wholesale Banking 21 3 Tomas Torres Executive VP Risk Management 22 12 Ingrid Schmidt President, Santander Mortgage 13 <1 Tom Velez President, Santander Financial 25 3 James Rodriguez President, Santander Securities 23 1

Business Plan 2008 Consolidate as one of the two leading franchises in all major lines of business in Puerto Rico Profitability: ROE > 15% Efficiency: Efficiency Ratio < 55% 1 Commercial Banking: Consolidate leading market position while transforming retail sales culture. Mortgage Banking: 15% market share in mortgage production. Insurance: Leader in bank insurance in P.R., with focus on credit-related business. Wealth Management: Asset gathering and superior return on equity. Consumer Finance: Integrate the business with strong control on expenses and loan collections. 2 1 2 3 4 5 Overall Goals: Lines of Business:

Agenda Introduction Business Highlights Financial Performance Conclusions

Commercial: Variable 69% Fixed 31% 3Q-05 Assets: $8.7 B Loans Investments Cash Other 3Q-05 0.71 0.2 0.06 0.03 3Q-06 0.73 0.17 0.05 0.05 3Q-06 Assets: $9.2 B +6% Assets 3Q05 3Q06 Commercial 3649 2921 Mortgage 2014 2549 Consumer 541 1220 Consumer Mortgage Commercial* 9% 32% 59% 18% 38% 44% Loan Portfolio 3Q05 3Q06 U.S. Agencies 828.96 764.6 MBS 805.13 657.9 Others 44.4 56.57 Other MBS U.S. Agencies 3% 48% 49% 4% 44% 52% Investment Portfolio Portfolio: Yield: 4.6% Duration: 3.0 yrs. * Commercial loans include loans settled to R&G Financial and Doral Financial in Nov-05 and May-06 respectively.

9M-06 NII Loans 192.1 NII Investments 29.386 Bank Fees 35.243 Wealth Management 34.4 Insurance Fees 8.7 Diversified Revenue Base* 90% derived from Client Business 26% is Fee Income Note: Loan portfolio revenue is defined as net interest income. Investment revenue is defined as its corresponding net interest income. Wealth Management includes fees from broker-dealer and mutual funds. Bank fees include: service charges on deposits, credit card fees, trust fees and other fees. __________ *Calculated on YTD (9 mths. ended Sep-30-06) average and tax equivalent basis. NII is before provision for loan losses. Interest expense allocated according to loans and investment portfolios. Wealth Mgnt. Fees $35.2 NII Loans $192.1 NII Investments $29.4 $ in Millions. 9 months ended Sept-30-06. Drivers: Clients Business Volume Net Interest Margin Fee Income Expense Control Asset Quality Bank Fees $34.0 Insurance Fees $8.7

Business Footprint As of Sept-30-06 Sources: P.R. Commissioner of Financial Institutions, Book of Lists 2006, Casiano Communications, Federal Reserve. (1) Total loans = loans in commercial banks + loans in consumer finance institutions. (2) Market share estimated for 3Q06. (3) Market share estimated using Book of Lists of 2006 and Santander Securities information. (4) Data based on insurance and reinsurance commissions for 3Q06 reported on FR Y-9C reports to the FED.

Total Island Fianance Clientes 519927 198729 High Income Middle Income Mass Market Institutional SUB-TOTAL Total Banco Corporativo Institucional Empresas Pymes MM RM RA Clientes 321198 347 850 1995 19929 146982 102589 42179 Small Business Middle Market I. Finance TOTAL Client Base: (1) Figures for cross-selling of products per client do not include Island Finance. Corporate 297,851 (93%) 23,347 (7%) Businesses Individuals Individuals: 3.0 Businesses: 7.6 Clients Cross-Selling (products/client)1: 3.4 Banking Branches: 62 Consumer Finance Stores: 70 Mortgage Centers: 33 Wealth Mgnt. Offices: 4 Insurance Offices: 2 ATMs: 148 Distribution Channels: (As of Sept-30-06)

Business Volume 2Q 2005 3Q 2005 4Q 1Q 2006 2Q 3Q Total Loans 6021 6204 6022 6756 6500 6690 Total Loans (Incl. Island Finance & Settled Loans) $ in Millions 2Q 2005 3Q 2005 4Q 1Q 2006 2Q 3Q Total Loans w/o IF & transfers 4963 5227 5384 5538 5870 6051 Total Loans (Excl. Island Finance & Settled Loans) + 8% or $485 million + 16% or $824 million 16% Year over Year Loan Growth (excluding Island Finance and Settled Loans)(1) (1) In May 2006 the Corporation settled $608.2 million in loans to Doral Financial Corporation that resulted in a charge-off of $5.3 million. In November 2005 the Corporation settled $301.3 million in commercial loans secured by mortgages to R&G Financial Corporation that resulted in a termination penalty payment of $6.0 million to the Corporation.

Business Volume 2Q 2005 3Q 2005 4Q 1Q 2006 2Q 3Q Mtge Prod 205.1 179.54 191.146 183.17 246.301 237.687 Mortgage Production $ in Millions 2Q 2005 3Q 2005 4Q 1Q 2006 2Q 3Q Servicing 1984.1 2101.961 2260.513 2372.46 2570.15 2780 Servicing Portfolio(1) (1) Includes mortgages service for Banco Santander P.R. and third parties. + 32% or $58 million + 32% or $678 million Mortgage Production Increases 32% Despite Market Contraction

Business Volume 3Q 2005 4Q 1Q 2006 2Q 3Q Broker Dealer 4952.68 4923.18 5002.5 4853.09 5117.015 Asset Management 2892 2795.42 2940.68 2745 2795 Wealth Management $ in Millions 3Q 2005 4Q 1Q 2006 2Q 3Q Asset Mgnt 47 52 49 50 59 Num. of Financial Consultants(2) + 1% or $67 million + 12 New Consultants Mutual funds and other assets managed. Registered financial consultants. Asset Management(1) Retail-Broker Dealer Slight increase in Wealth Management assets but strong recruiting of established financial consultants

Business Volume 1Q 2006 2Q 3Q IF 598.96 630.43 638.25 Consumer Finance Loans $ in Millions 2Q 2005 3Q 2005 4Q 1Q 2006 2Q 3Q CF Market 1753.7 1777.7 1823.9 1820.2 1870.1 1885.683 Consumer Finance Market(1) + 7% or $39 million + 6% or $108 million (1) Source: P.R. Commissioner of Financial Institutions. Growth in Consumer Finance Loans Comparable to the Market

The Value of Our Client Deposit Franchise Important Contribution to Net Interest Margin 5.39% 1.17% Historical spread is 300 basis pts. below wholesale funding cost

Retail: 43% Avg. Cost: 2.66% Wholesale: 57% Avg. Cost: 5.44% Cost of funding of 4.25% 3Q06 (QTD) Funding Mix

2Q 3Q 4Q 1Q 2Q 3Q NIM 0.0297 0.0284 0.0316 0.0327 0.0394 0.0366 NIM w/o Island Finance 0.0284 0.0286 0.0293 0.0302 Net Interest Margin 2005 2006 82 basis points of year over year margin expansion Sequential quarter NIM compression in 3Q06 is mainly due to higher cost of wholesale funding

Fee Income 9M-06 Bank 35.243 Wealth Mgnt. 34.382 Insurance 8.695 Fee Income Composition (YTD) Fee Income Growth (YTD and $ in millions) Bank Wealth Management Insurance 9M-05 31.268 35.44 5.117 9M-06 35.243 34.382 8.695 + 12% - 3% + 71% + 9% Total Fee Income Growth for 9 months of 2006 YTD 06 YTD 05

Expense Control YTD 2005 3Q 4Q 1Q 2006 YTD 2006 Exp Total 165.949 0.039 0.009 0.078 204.503 Operating Expenses (Incl. Island Finance and others*) Operating Expenses (Excl. Island Finance and others*) + 23% YTD 2005 3Q 4Q 1Q 2006 YTD 2006 Exp Total 165.9 0.039 0.009 0.078 163.1 IF Exp 31.8 Severance 9.6 Operating Expenses declined 2% excluding Island Finance and Costs of Personnel Reduction Program * During the second semester of 2006 the Corporation announced an early retirement program available to all employees 55 years of age and older with at least 15 years of service. The participation rate was higher than expected resulting in greater expenses for the quarter. The personnel reduction program has estimated annual savings of approximately $6 to $8 million. $ in Millions $ in Millions - 1.7% Cost of Pers. Reduction Pgm.* Island Finance Op. Expenses

Asset Quality 3Q05 4Q05 1Q06 2Q06 3Q06 NPLs /Total Loans 0.0115 0.0122 0.011 0.0156 0.0163 NCOs / Avg Loans 0.0027 0.0027 0.0052 0.0149 0.0124 NPLs and NCOs Ratios NPLs/Total Loans NCOs/Avg. Assets 3Q05 4Q05 1Q06 2Q06 3Q06 ALL/NPLs 0.928 0.907 1.18 0.801 0.865 ALL/NPLs + 90 days 0.8529 0.8717 0.8114 0.7415 0.7391 Coverage Ratio ALL/NPLs Higher Loan Provision in 3Q06 due to Higher NPLs on Residential Mortgages and Consumer Finance Increases Coverage Ratio Note: 2Q06 was the first full quarter including the acquisition of the consumer finance business of Island Finance.

Agenda Introduction Business Highlights Financial Performance Conclusions

Income Statement for YTD 06 and YTD 05 Settled Comm. Loans, Lower Gain on Sale of Loans and Personnel Reduction Pgm. have Affected Earnings $ in Millions Cost of personnel reduction program represented $0.12 per share* * The amount of $0.12 per share is based on the $5.4 million after-tax cost of the personnel reduction program for the 9 months ended September 30, 2006.

Leverage Tier 1 Total Capital FDIC Well Capitalized 0.05 0.06 0.1 Santander 0.0596 0.0814 0.112 Pro-forma 0.0618 0.0812 0.1106 FDIC Well Capitalized Level Santander Bancorp Capital Position 3Q06 (QTD)

Key Financial Ratios QTD figures 3Q05 4Q 1Q 2Q 3Q06 3Q06 Adjusted NIM 0.0082 0.008 0.0065 0.005 0.0039 0.0058 0.0019 ROA 3Q05 4Q 1Q 2Q 3Q06 3Q06 Adjusted NIM 0.0284 0.0316 0.0327 0.0394 0.0366 0.0058 NIM* Efficiency* 3Q05 4Q 1Q 2Q 3Q06 3Q06 Adjusted NIM 0.1178 0.1151 0.1007 0.0783 0.0608 0.0058 0.0309 ROCE 3Q 2005 3Q 309 bps Effect of employee reduction pgm. 3Q05 4Q 1Q 2Q 3Q06 3Q06 Adjusted Efficiency 0.6572 0.63 0.6551 0.6545 0.6297 0.0058 0.0728 * On tax equivalent basis. 70.2% 4Q 1Q 2006 2Q 3Q 2005 3Q 4Q 1Q 2006 2Q 3Q 2005 3Q 4Q 1Q 2006 2Q 3Q 2005 3Q 4Q 1Q 2006 2Q 728 bps Effect of employee reduction pgm. 19 bps Effect of employee reduction pgm.

Agenda Introduction Business Highlights Financial Performance Conclusions

Grow client base and cross-sell Keep strong business volumes Mortgage, Wealth Management, Consumer Finance and Credit Cards Close monitoring of NIM and Credit Quality Maximize fee income Bank fees, Wealth Management and Insurance Maintain cost control 30 years in Puerto Rico A diversified well-positioned franchise poised for growth Consumer finance acquisition diversifies the franchise Experienced management team Business Plan 2008 Priorities Fundamentals Focus on Customers and Profitability